Vanguard Institutional Index Funds

Supplement to the Statement of Additional Information Dated April 29, 2010

In the Description of the Trust section, under “Service Providers,” the following text replaces similar text:

Custodians. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (for the Institutional Index Fund), and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for the Institutional Total Stock Market Index Fund), serve as the Funds’ custodians. The custodians are responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

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